UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2007

Compliance Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-131862	20-4292198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Pratt Oval, Glen Cove, New York	11542
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 3.02 Unregistered Sales of Equity Securities.

(a)
On December 26, 2007, Compliance Systems Corporation, a Nevada corporation (the “Corporation”), filed a Certificate of Amendment of the Articles of Incorporation of the Corporation authorizing up to 10,000,000 shares of preferred stock, par value $0.001 per share (the “Serial Preferred Stock”). The Articles of Incorporation of the Corporation, as so amended, grants the Board of Directors of the Corporation (the “Board”) the authority to establish, from time to time, classes and series of Serial Preferred Stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series of Serial Preferred Stock. The amendment to the Articles of Incorporation of the Corporation was approved in a manner consistent with applicable Nevada law and was the subject of a definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on December 4, 2007.

On December 26, 2007, the Corporation filed three separate Certificates of Designation with respect to three series of Serial Preferred Stock which the Board created and established pursuant to the authority granted the Board under the Corporation’s Articles of Incorporation, as amended through December 26, 2007. The designations of the three series of Serial Preferred Stock created and established by the Board, and the number of shares authorized in each such series are:
•	Series A Senior Convertible Voting Non-Redeemable Preferred Stock - 2,500,000 shares (the “Series A Preferred Stock”);
•	Series B Senior Subordinated Convertible Voting Redeemable Preferred Stock - 1,500,000 shares (the “Series B Preferred Stock”); and
•	Series C Senior Subordinated Convertible Voting Redeemable Preferred Stock - 2,000,000 shares (the “Series C Preferred Stock”).
The voting powers, designations, preferences, limitations, restrictions and relative rights of the series of Serial Preferred Stock which are the subjects of the three Certificates of Designation are set forth on Exhibit 3.1 (with respect to the Series A Preferred Stock), Exhibit 3.2 (with respect to the Series B Preferred Stock) and Exhibit 3.3 (with respect to the Series C Preferred Stock) to this Current Report on Form 8-K.

Effective as of December 31, 2007, the Corporation sold and issued shares of Serial Preferred Stock as follows:
•	An aggregate 2,500,000 shares of Serial A Preferred Stock were sold to accredited investors at a purchase price of $1.00 per share, or total consideration of $2,500,000, payable in cash;
•
An aggregate 1,250,000 shares of Serial B Preferred Stock were sold to a total of two affiliates with the Corporation, at a purchase price of $1.00 per share, or total consideration of $1,250,000, payable in the form of cancellation of debt of the Corporation to such persons and entities in an aggregate amount equal to such total consideration, such debt having been reflected on the Corporation’s balance sheet contained in the Corporation’s most recent Quarterly Report on Form 10-QSB for the period ended September 30, 2007 as a portion of “Current maturities of long-term debt, principally to related parties;” and

•
An aggregate 1,885,709 shares of Serial C Preferred Stock were sold to a total of six persons and entities, including three affiliates of the Corporation, at a purchase price of $1.00 per share, or total consideration of $1,885,709, payable in the form of cancellation of debt of the Corporation to such persons and entities in an aggregate amount equal to such total consideration, such debt having been reflected on the Corporation’s balance sheet contained in the Corporation’s most recent Quarterly Report on Form 10-QSB for the period ended September 30, 2007 as a portion of “Current maturities of long-term debt, principally to related parties.”

Each of the shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are convertible, at any time, into 100 restricted shares of the common stock, par value $.001 per share (the “Common Stock”), of the Corporation (subject to adjustment). There were no underwriters or other brokers, agents or finders utilized by the Corporation, nor did the Corporation incur any underwriting discounts or commissions or similar fees, in connection with the sale of such shares of Serial Preferred Stock.

The Corporation believes such sale and issuance of Serial Preferred Stock was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by reason of the exemption from registration granted under Section 4(2) of the Securities Act due to the fact that the issuance and sale of the shares were conducted pursuant to transactions not involving any public offering.

(b)
Effective as of December 31, 2007, the Corporation issued to two designees of The Investor Relations Group Inc. (“IRG”) a total of 5,000,000 shares of Common Stock pursuant to the terms of the Letter of Agreement, dated December 11, 2007 (the “IRG Agreement”), between the Corporation and IRG. The issuance of such 5,000,000 shares is part of the total consideration payable by the Corporation under the IRG Agreement.

The Corporation believes the issuance of such 5,000,000 shares of Common Stock was exempt from the registration requirements of the Securities Act by reason of the exemption from registration granted under Section 4(2) of the Securities Act due to the fact that the issuance of the shares were conducted pursuant to a transaction not involving any public offering.

(c)
Effective as of December 31, 2007, the Corporation issued to its legal counsel a total of 2,500,000 shares of Common Stock in satisfaction of $53,636.00 due the legal counsel for legal services performed on behalf of the Corporation. The portion of such debt accrued through September 30, 2007 was reflected on the Corporation’s balance sheet contained in the Corporation’s most recent Quarterly Report on Form 10-QSB for the period ended September 30, 2007 as a portion of “Accounts payable and accrued expenses.”

The Corporation believes the issuance of such 2,500,000 shares of Common Stock was exempt from the registration requirements of the Securities Act by reason of the exemption from registration granted under Section 4(2) of the Securities Act due to the fact that the issuance of the shares were conducted pursuant to a transaction not involving any public offering.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is hereby made to the disclosures concerning the amendment to the Articles of Incorporation authorizing the Serial Preferred Stock and the creation and establishment of three series of Serial Preferred Stock contained in section (a) of Item 3.02 of this Current Report on Form 8-K.

Item 8.01 Other Events.

(a)
On December 24, 2007, the Corporation satisfied all of the Corporation’s obligations under the secured convertible debenture (the “YA Global Debenture”) of the Corporation in the original principal amount of $150,000, issued to YA Global Investments, L.P. (f/k/a Cornell Capital Partners, LP) (“YA Global”) and dated March 16, 2007, by the payment to YA Global of the sum of $192,000.00, representing principal, accrued interest and a redemption premium. Accordingly, as of December 24, 2007, the YA Global Debenture is no longer deemed outstanding. The Corporation has demanded the return for cancellation of the YA Global Debenture and other documents delivered to YA Global as assurance for the Corporation’s compliance with its obligations to YA Global under the YA Global Debenture.

(b)
On December 24, 2007, the Corporation satisfied all of the Corporation’s obligations under the secured convertible debenture (the “Montgomery Debenture”) of the Corporation in the original principal amount of $1,000,000, issued to Montgomery Equity Partners, Ltd. (“Montgomery”) and dated March 8, 2006, by the payment to Montgomery of the sum of $947,276.56, representing principal, accrued interest and a redemption premium. Accordingly, as of December 24, 2007, the Montgomery Debenture is no longer deemed outstanding. The Corporation has demanded the return for cancellation of the Montgomery Debenture and other documents delivered to Montgomery as assurance for the Corporation’s compliance with its obligations to Montgomery under the Montgomery Debenture.

Item 9.01 Financial Statements and Exhibits.

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
3.1	Voting powers, designations, preferences, limitations, restrictions and relative rights of the Series A Senior Convertible Voting Non-Redeemable Preferred Stock of Compliance Systems Corporation.
3.2
Voting powers, designations, preferences, limitations, restrictions and relative rights of the Series B Senior Subordinated Convertible Voting Redeemable Preferred Stock of Compliance Systems Corporation.

3.3
Voting powers, designations, preferences, limitations, restrictions and relative rights of the Series C Senior Subordinated Convertible Voting Redeemable Preferred Stock of Compliance Systems Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compliance Systems Corporation

Dated: December 31, 2007	By:	/s/ Dean R. Garfinkel
Dean R. Garfinkel, President